ESCROW AGREEMENT

托管协议

This Escrow Agreement (this “Agreement”), dated as of ___, 2016 (the “Effective Date”), is entered into by and among Sino Fortune Holding Corporation, a company incorporated in the State of Nevada (the “Company”), [Name of Shareholder], whose residence is at (“Grantee”) and Sichenzia Ross Ference Kesner LLP, with an address at 61 Broadway, New York, NY, 10006 (the “Escrow Agent”).

该托管协议（“协议”）于2016年____月____日（“生效日”）签订于Sino Fortune Holding Corporation，一家内华达公司（“公司”），[股东姓名]，住址为[填写住址] （“受让人”）以及Sichenzia Ross Ference Kesner LLP, 地址为 61 Broadway, New York, NY, 10006 (the “保管人”)之间.

W I T N E S S E T H:

兹：

WHEREAS, the Company and Grantee are parties to a Subscription Agreement (the “Subscription Agreement”), dated ____, 2016, whereby the Grantee had agreed to purchase from the Company ___ shares of Company’s common stock, par value $0.001 (the “Escrow Shares”). Pursuant to the Subscription Agreement, the Company and Grantee have agreed to place the Escrow Shares in an escrow account maintained with the Escrow Agent, upon the terms and conditions set forth therein (unless otherwise defined herein, each capitalized term used herein shall have the meaning ascribed to it in the Consulting Agreement); and

鉴于，公司和受让人皆为2016年___月_____日签订的认购协议（“认购协议”）的当事人，即受让人已同意向公司购买___股的公司普通股，票面价值$0.001（“托管股票”）。根据认购协议，公司及受让人已同意在基于相关规定和条件下，将托管股份存放于保管人的托管账户中（除非另有规定，该处大写术语的含义与咨询协议中的含义一致）；并且

WHEREAS, the Consulting Agreement contemplates the execution and delivery of this Agreement;

鉴于，咨询协议预计该协议的执行和递达；

NOW THEREFORE, in consideration of the foregoing and of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

因此，在考虑到上述情况以及下述的相互承诺和约定的情况下，双方约定如下：

1. Appointment of Escrow Agent.

1. 保管人的委任

The Company and Grantee hereby appoint Sichenzia Ross Ference Kesner LLP as escrow agent for the purposes set forth herein, and Sichenzia Ross Ference Kesner LLP accepts such appointment under the terms and conditions set forth in this Agreement.

公司和受让人特此委任Sichenzia Ross Ference Kesner LLP为该协议所设目的下的保管人，并且Sichenzia Ross Ference Kesner LLP同意在本协议的规定和条件下接受该委任。

2. Deposit of Escrow Shares.

2. 托管股份的存储

(a) In connection with the sale and purchase of the Escrow Shares contemplated by the Subscription Agreement, (i) on the Effective Date, the Company will deliver to the Escrow Agent the certificates evidencing the Escrow Shares, and (ii) effective upon any distributions, the Company will deliver to the Escrow Agent any distributions made on the Escrow Shares other than cash dividends with respect thereto, including but not limited to ordinary shares of the Company issued as a result of a stock dividend, stock split, combination of shares or otherwise.

（a） 基于认购协议下托管股份的销售和购买，（i）在生效日当天，公司将会向保管人递送托管股票的证明，并且（ii）在公司进行分配之时，公司将会向保管人递送除了现金分红之外的任何基于托管股票的分红，包括但不限于由于股息、股票分割、股票合并或其他事项公司发行的普通股。

(b) The Escrow Agent hereby accepts the Escrow Shares and agrees to hold and release the same in accordance with the terms and conditions of this Agreement.

（b） 保管人同意接受托管股票，并且同意根据本协议的规定和条件保留和发放托管股票。

(c) During the effectiveness of this Agreement, no sale, transfer or other disposition may be made of any of the Escrow Shares prior to their release to Grantee or Company in accordance with the terms of this Agreement.

（c） 在本协议有效期间，在根据协议规定将托管股票释放给受让人或公司之前，不得出售、转让或以其他方式处理托管股票。

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3. Release of Escrow Shares.

3. 托管股票的释放

On the date which is the second anniversary of the Effective Date, Escrow Agent shall, as soon as practically possible, deliver or cause to be delivered the Escrow Shares, to Grantee at its address as stated above or such other address as the Grantee shall so designate. If the Escrow Agent receives conflicting instructions regarding delivery of any Escrow Shares (a “Dispute”), it shall send a copy of the instructions from any given party to the other party and shall not deliver any portion of the Escrow Shares, until it shall have received written instructions signed by the Company and Grantee or a certified copy of a final order of a court of competent jurisdiction directing delivery of some or all of the Escrow Shares, and the Escrow Agent shall then deliver the Escrow Shares as so directed.

在生效日后的两年期满之日，保管人将在实际情况允许的前提下，尽早地将托管股票递送到或者协助递送到受让人的上述地址或者受让人提供的其他地址。如果保管人收到了关于托管股票释放的冲突指示（“争议”），保管人将向冲突方寄送该指示，并且将不会释放任何一部分的托管股票，直到保管人收到了经公司和受让方签署的书面指示或者具有管辖权的法院开具的最终法令的认证副本，之后保管人将按照相关指示递送托管股票

4. Concerning the Escrow Agent.

4. 关于保管人

(a) The Escrow Agent shall not have any liability to any of the parties to this Agreement or to any third party arising out of its services as Escrow Agent under this Agreement, except for damages directly resulting from the Escrow Agent’s gross negligence or willful misconduct.

（a） 除非由于托管人的重大过失或者故意的不当行为造成的损失，保管人不对该协议下的当事人或者对任何基于该托管服务涉及的第三方承担任何责任。

(b) Upon any delivery or deposit with a court or successor escrow agent of all Escrow Shares in accordance with this Agreement, the Escrow Agent shall be fully and forever released and discharged from any liability for serving as Escrow Agent and from any further obligation under this Agreement.

（b） 在根据本协议向院或继任保管人递达或存放所有的托管股票之后，保管人将完全地、永久地免于承担任何保管人的责任，并且将不再具有该协议规定下的任何义务。

(c) The Company and the Grantee jointly and severally shall indemnify the Escrow Agent and hold it harmless against any loss, liability, damage or expense (including reasonable attorneys’ fees) that the Escrow Agent may incur as a result of acting as escrow agent under this Agreement, except for any loss, liability, damage or expense arising from its own gross negligence or willful misconduct. For this purpose, the term “attorneys’ fees” includes out-of-pocket fees payable to any counsel, including Sichenzia Ross Ference Kesner LLP, retained by the Escrow Agent in connection with its services under this Agreement (other than fees incurred in connection with the drafting and negotiation of this Agreement) and, with respect to any matter arising under this Agreement as to which the Escrow Agent performs legal services (other than fees incurred in connection with the drafting and negotiation of this Agreement), its standard hourly rates and charges then in effect.

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（c） 除了由于保管人自身重大过失或者故意的不当行为造成的损失、责任、损害或花销，公司和受让人将补偿并且保障托管人免于遭受因根据本协议担任保管人而产生的损失、责任、损害或花销（包括合理的律师费用）。本条中，“律师费用”包括保管人因履行该协议而雇佣的任何律师（包括Sichenzia Ross Ference Kesner LLP）的实际费用（不包括起草和协商该协议的费用），以及任何保管人因该协议下任何事项而履行相关法律服务的费用（不包括起草和协商该协议的费用），费用计算以当时的标准小时收费率为准。

(d) The Escrow Agent shall be entitled to rely upon any judgment, notice, instrument or other writing delivered to it under this Agreement without being required to determine the authenticity of, or the correctness of any fact stated in, that document and irrespective of any facts the Escrow Agent may know or be deemed to know in any other capacity. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or receipt or advice or make any statement or execute any document in connection with this Agreement has been duly authorized to do so.

（d） 保管人有权依赖其收到的基于该协议产生的任何判决、通知、文书或者其他书面文件，无论保管人基于何种立场知道或应当这道这些内容，保管人都无需检验这些文件的真实性或其内容的正确性。保管人有权依赖于其相信为真实的任何文件或签名，并且可以假设任何关于该协议发送的通知、或建议、或作出任何陈述、或执行任何文件的相关人员都已经获得了正当的授权。

(e) The Escrow Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The Escrow Agent shall not have any obligations arising out of or be bound by the provisions of any other agreement, written or oral, including, but not limited to, the Subscription Agreement.

（e） 除了本协议中列明之外，保管人不承担任何义务或责任。保管人将不会承担任何基于其他协议产生的责任或受限于任何其他协议的规定，无论口头上的还是书面上的，包括但不限于认购协议。

(f) All of the Escrow Agent’s rights of indemnification provided for in this Agreement shall survive the resignation of the Escrow Agent, its replacement by a successor Escrow Agent, its delivery or deposit of the Escrow Shares in accordance with this Agreement, the termination of this Agreement, and any other event that occurs after the Effective Date.

（f） 不论保管人辞退、被继任保管人替代、根据协议完成托管股份的递达或存放、该托管协议终止，以及生效日之后发生的任何事件，保管人根据该协议享有的受偿权利始终有效。

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(g) If any dispute arises in connection with this Agreement, the Escrow Agent may at any time commence an action in the nature of interpleader or other legal proceedings and may deposit the Escrow Shares with the clerk of the court.

（g） 当针对该协议产生任何争议时，保管人可以在任何时间以交互诉讼者的身份发起诉讼或者发起其他法律程序，并且将托管股份存放于法庭书记员处。

(h) The Escrow Agent shall have no responsibility with respect to the sufficiency of the arrangements contemplated by this Escrow Agreement to accomplish the intentions of the parties.

（h） 不论该托管协议是否能够达成当事人的目的，保管人都不承担责任。

5. Representations.

5. 声明

Each of the Company, Grantee and the Escrow Agent severally represents and warrants as to itself that: (a) it has full power and authority to enter into and perform this Agreement; (b) the execution and delivery of this Agreement by it was duly authorized by all necessary corporate, partnership or other action; and (c) this Agreement is enforceable against it in accordance with its terms.

公司、受让人以及保管人分别声明并保证：（a）其有充分的权利和授权来订立并履行该协议；（b）该协议的执行和送达已经获得了所有必要的公司、合伙的授权或其他措施；并且（c）该协议根据其规定可以针对其执行。

6. Resignation; Successor Escrow Agent.

6. 辞退；继任保管人

The Escrow Agent (and any successor escrow agent) may at any time resign as such upon 60 days’ prior notice to each of the other parties. Upon receipt of a notice of resignation, each of the Company and Grantee shall use its best efforts to select a successor agent within 30 days, but if within that 30-day period the Escrow Agent has not received a notice signed by both the Company and Grantee appointing a successor escrow agent and setting forth its name and address, the Escrow Agent may (but shall not be obligated to) select on behalf of the Company and Grantee a bank or trust company to act as successor escrow agent, for such compensation as that bank or trust company customarily charges and on such terms and conditions not inconsistent with this Agreement as that bank or trust company reasonably requires. The fees and charges of any successor escrow agent shall be paid by the Company and Grantee. A successor escrow agent selected by the resigning Escrow Agent may become the successor escrow agent by confirming in writing its acceptance of the position. The Company and Grantee shall sign such other documents as the successor escrow agent reasonably requests in connection with its appointment, and each of them hereby irrevocably appoints the Escrow Agent as its attorney-in-fact to sign all such documents in its name and place. The Escrow Agent may deliver the Escrow Shares, related stock power(s) and transfer agent instruction letter(s) to the successor escrow agent selected pursuant to this provision and, upon such delivery, the successor escrow agent shall become the Escrow Agent for all purposes under this Agreement and shall have all of the rights and obligations of the Escrow Agent under this Agreement and the resigning Escrow Agent shall have no further responsibilities or obligations under this Agreement.

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在提前60天向各方当事人给出通知的前提下，保管人（以及任何继任保管人）可以于任何时间辞职。在收到辞职通知后，公司和受让人将尽最大努力在30天内选择一个新的继任保管人。如果在30天内保管人没有收到经过公司和受让方共同签署的指定继任保管人的通知，也没有提供其名字和地址，保管人可以（但不强制）代表公司和受让人，在以合理的费用和符合相关规定和条件且与本协议不冲突的情况下，选择一家银行或信托公司作为继任保管人。公司和受让人将支付继任保管人的费用。在继任保管人书面确认接受的情况下，由保管人委任的继任保管人可以成为正式的继任保管人。公司和受让人应当按照继任保管人的合理要求签署相关文件，并且他们分别授权给保管人以实际代理人的权利在相关文件的姓名和地址处签字。保管人可以将托管股票、相关股票转让授权书、过户代理人说明信递送给根据本条选出的继任保管人，在上述文件送达之际，继任保管人将成为该协议下的保管人，并且将拥有该协议下作为保管人的所有权利和义务，辞职的保管人在该协议下将不再有任何责任或义务。

7. Notices.

7. 通知

Any notice or other communication under this Agreement shall be in writing and shall be considered given when (a) sent by telecopier, with receipt confirmed, (b) delivered personally, or (c) five (5) business day after being sent by recognized overnight courier, to the parties at the addresses set forth below (or at such other address as a party may specify by notice to the other):

该协议下的任何通知或沟通都必须以书面形式，在下列情形中可以视为送出：（a）通过电传复印机发送并且受到确认回执，（b）私人递达，或者（c）在由公认的隔夜送达服务寄送到下列地址（或者当事人一方向另一方通知的其他地址）后的5日后

If to the Company:

Sino Fortune Holding Corporation

Address:

Attention:
Facsimile:

with a copy to:

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attention: Benjamin A. Tan, Esq.

Fax: (212) 930-9725

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如果寄给公司：

Sino Fortune Holding Corporation

地址:

致:
传真:

副本寄送至：

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, NY 10006

致: Benjamin A. Tan, Esq.

传真: (212) 930-9725

If to Grantee:

Name of shareholder:

Address:

Facsimile:

如果寄给受让人：

股东姓名:

地址:

传真:

If to Escrow Agent:

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attention: Benjamin A. Tan, Esq.

Fax: (212) 930-9725

如果寄给保管人：

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, NY 10006

致: Benjamin A. Tan, Esq.

传真: (212) 930-9725

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8. Miscellaneous.

8. 其他

(a) All fees and expenses of the Escrow Agent shall be borne by the Company.

（a） 保管人所有的费用和花销将有公司承担。

(b) If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid or unenforceable in any jurisdiction, the remaining provisions of this Agreement shall not be affected thereby, and the invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction. It is understood, however, that the parties intend each provision of this Agreement to be valid and enforceable and each of them waives all rights to object to any provision of this Agreement.

（b） 若本协议的任何条款被任何有管辖权的法院裁定在任何司法管辖区内无效或无执行力，本协议的其他条款不因此受到影响，并且在任何司法管辖区的无效或不可执行不意味着在该条款在其他司法管辖区内无效或不可执行。然而，协议各方同意协议的各个条款是有效和可执行的，并且他们分别放弃了反对协议的任何规定的一切权利。

(c) This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and shall not be enforceable by or inure to the benefit of any third party. No party may assign its rights or obligations under this Agreement or any interest in the Escrow Shares without the written consent of the other parties, and any other purported assignment shall be void. In no event shall the Escrow Agent be required to act upon, or be bound by, any notice, instruction, objection or other communication given by a person other than Company and Grantee, nor shall the Escrow Agent be required to deliver the Escrow Shares to any person other than the Grantee.

（c） 本协议将约束并且仅维护协议当事人及其继承人和许可受让人的权益，且不约束或维护任何第三人及其利益。在未征得其他当事人的书面同意的情况下，任何人不得转让其基于本协议所拥有的权利或义务，否则此类转让无效。在任何情况下，保管人都无需执行或受制于来自除公司和受让人之外的第三人的通知、指示、反对或其他的沟通，保管人也不得被要求向受让人之外的任何人递送托管股票。

(d) This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

（d） 本协议由纽约州相关合同法管辖并依此解读，并且在纽约执行。

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(e) The Supreme Court of the State of New York, County of New York, and the United States District Court for the Southern District of New York shall have exclusive jurisdiction over the parties (and the subject matter) with respect to any dispute or controversy arising under or in connection with this Agreement. A summons or complaint or other process in any such action or proceeding served by United States certified mail or in such other manner as may be permitted by law shall be valid and sufficient service.

（e） 纽约州，纽约县和美国纽约南区联邦地区法院最高法院有权对当事人（以及涉及事项）就本协议下的任何争议或冲突行使专属管辖权。经美国认证邮件或者其他法律允许的方式送交的传票或其他法律程序，将被视为有效且充分的送达。

(f) This Agreement contains a complete statement of the arrangements among the parties with respect to the subject matter hereof and cannot be changed or terminated orally. Any waiver or amendment must be in writing by the parties hereto.

（f） 该协议包含了各方当事人安排的就本协议规定事项的完整声明，不得口头更改或终止。任何弃权或者修改都必须由当事人以书面形式作出。

(g) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

（g） 该协议可以在其任何数量的副本中签订，每一份副本都将被视为一份原始文本，所有副本将被视为一份合同。

(h) The section headings used herein are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

(h) 本协议中所用的章节标题仅作仅供参考方便，不影响本协议的结构或解释。

[Signature Pages Follow]

[签名页见下方]

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IN WITNESS WHEREOF, the parties to this Agreement have executed, or caused to be executed on their behalf, this Agreement as of the date first above written.

兹证明，该协议当事人于协议签订之日订立，或者经其代表订立该协议。

Company （公司）:

SINO FORTUNE HOLDING CORPORATION

By:
Name （姓名）:
Title （职位）:

Grantee（受让人）:

By:
Name （姓名）:
Title （职位）:

Escrow Agent（保管人）:

SICHENZIA ROSS FERENCE KESNER LLP

By:
Name （姓名）:
Title （职位）: